SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  July 26, 2000
(Date of earliest event reported)

Commission File No. 333-80941



                    Bank of America Mortgage Securities, Inc.
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               Delaware                                   94-324470
       (State of Incorporation)             (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, NC                                     28255
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   Address of principal executive offices                             (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code

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              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5. Other Events

               On July 26, 2000, Bank of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2000-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-PO, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $224,125,867.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated July 26, 2000, among the Registrant, Bank of America, N.A., as servicer ("BANA") and The Bank of New York, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2000-4, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $1,467,659.02 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

               As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.35% undivided interest in a trust (the "Trust"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates.

               Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

               An election will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.


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ITEM 7. Financial Statements and Exhibits

               (c)    Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------                    -----------

        (EX-4) Pooling and Servicing Agreement, dated July 26, 2000, among Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York, as trustee.





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               Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANK OF AMERICA MORTGAGE SECURITIES, INC.


July 26, 2000



                                       By:______________________________________
                                       Name:  Judy Ford
                                       Title: Vice President




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                                               INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------
    (EX-4)             Pooling and Servicing                       E
                       Agreement, dated July 26, 2000
                       among Bank of America Mortgage
                       Securities, Inc., Bank of America, N.A.
                       and The Bank of New York, as trustee.